Exhibit 10.1

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 29th day of September, 2003, by and among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the “Borrower”), the entities executing this Amendment as guarantors (collectively, the “Guarantors”), each lender a party hereto (each a “Lender” and, collectively, the “Lenders”), and FLEET NATIONAL BANK (“Fleet”), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS.

WHEREAS, Borrower, Administrative Agent and certain of the Lenders entered into that certain Revolving Credit Agreement, dated as of April 26, 2002, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 6, 2002 between Borrower, Guarantors, Administrative Agent and certain of the Lenders (as amended, the “Credit Agreement”); and

WHEREAS, the Guarantors executed that certain Guaranty dated as of April 26, 2002 in favor of Administrative Agent and Lenders (the “Guaranty”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to such modifications to the Credit Agreement subject to the execution and delivery by Borrower and the Guarantors of this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.                                       Definitions.  All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.                                       Modification Fee.  Borrower hereby agrees to pay to the Administrative Agent for the account of each Lender who delivers an original executed counterpart of this Amendment to Administrative Agent on or prior to September 5, 2003 (each such Lender, a “Consenting Lender”) a non-refundable cash fee (the “Modification Fee”) in an amount equal to $5,000.00, which Modification Fee shall be fully earned when paid and non-refundable under any circumstances.

3.                                       Modification of the Credit Agreement.  Borrower, Guarantors, the Lenders, and Administrative Agent do hereby modify and amend the Credit Agreement as follows:

(a)                                  By adding the following new §2.20 to the Credit Agreement:

“2.20  Leverage Event.  Upon the occurrence of a Leverage Event (as defined in Section 8.15), the Loans shall bear interest on the outstanding principal balance thereof at the applicable rate or rates per annum as set forth in Section 8.15.”

(b)                                 By deleting clause (x) of §8.1 of the Credit Agreement in its entirety, appearing on page 66 thereof, and inserting in lieu thereof the following new clause (x) of §8.1:

“(x)                             Liens on the interests of Borrower or any Subsidiary of Borrower in any Joint Venture or in any Subsidiary of Borrower, provided that the existence of such Liens, and the Indebtedness secured thereby, does not cause the Borrower to be in violation of Section 8.15,”

(c)                                  By deleting §8.14 of the Credit Agreement in its entirety, appearing on page 72 thereof, and inserting in lieu thereof the following new §8.14:

“8.14                     Minimum Tangible Net Worth.

Permit the Tangible Net Worth of the Borrower and its Subsidiaries on a Consolidated basis at any time to be less than the sum of (i) $1,278,400,000, plus (ii) 80% of the aggregate net proceeds received by the Borrower from and after September    , 2003, in connection with the issuance of any capital stock of the Borrower.”

(d)                                 By deleting §8.15 of the Credit Agreement in its entirety, appearing on page 72 thereof, and inserting in lieu thereof the following new §8.15:

“8.15                     Maximum Total Indebtedness.

(a)                                  Permit at any time Consolidated Total Indebtedness to be more than 57.5% of Adjusted Consolidated Total Assets at such time, or

(b)                                 Permit at any time the portion of the Consolidated Total Indebtedness (which shall exclude Indebtedness of Joint Ventures that are not Subsidiaries) consisting of Consolidated secured Indebtedness of Borrower and its Subsidiaries at such time to exceed 40% of Adjusted Consolidated Total Assets at such time.

In the event that the Consolidated Total Indebtedness shall exceed 55% of the Adjusted Consolidated Total Assets at any time (a “Leverage Event”), then upon the occurrence and during the continuance of such Leverage Event, the outstanding principal balance of (a) the LIBOR Rate Loans shall bear interest at a rate per annum equal to LIBOR for the applicable Interest Period plus the Applicable Margin plus 0.10%, and (b) the Prime Rate Loans shall bear interest at a rate per annum equal to the Prime Rate plus the Applicable Margin plus 0.10%.”

(e)                                  By deleting Paragraph 3 of Exhibit “G” to the Credit Agreement in its entirety and inserting in lieu thereof the following new Paragraph 3 of Exhibit “G”:

“3.                                 Minimum Tangible Net Worth.  The Tangible Net Worth of the Borrower and its Subsidiaries on a Consolidated basis is $               .  Eighty percent of the aggregate net proceeds received by the Borrower from and after September     , 2003 in connection with the issuance of capital stock of the Borrower is $           .  Accordingly, Tangible Net Worth exceeds Minimum Tangible Net Worth, which is $              .  [Minimum Tangible Net Worth is the sum of $1,278,400.00 plus 80% of such proceeds.]”

(f)                                    By deleting Paragraphs 4(a) and 4(b) of Exhibit “G” to the Credit Agreement in their entirety and inserting in lieu thereof the following new Paragraphs 4(a) and 4(b) of Exhibit “G”:

“4.                                 Maximum Total Indebtedness.

(a)                                  Consolidated Total Indebtedness is $            and Adjusted Consolidated Total Assets is $         .  Accordingly, Consolidated Total Indebtedness is       % of Adjusted Consolidated Total Assets [Consolidated Total Indebtedness must not be more than 57.5% of Adjusted Consolidated Total Assets at any time].”

(b)                                 The portion of Consolidated Total Indebtedness (which shall exclude Indebtedness of Joint Ventures that are not Subsidiaries) consisting of secured Indebtedness of the Borrower and its Subsidiaries is $              .  Accordingly, such portion of Consolidated Total Indebtedness consisting of secured Indebtedness of the Borrower and its Subsidiaries is          % of Adjusted Consolidated Total Assets.  [Such portion of Consolidated Total Indebtedness consisting of secured Indebtedness of the Borrower and its Subsidiaries must not be more than 40% of Adjusted Consolidated Total Assets.]”

4.                                       References to Loan Documents.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

5.                                       Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Guarantors hereby acknowledge, represent and agree that the Guaranty and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors enforceable against Guarantors in accordance with their terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, that the Guaranty and the other Loan Documents to which each is a party extend to and apply to the Credit Agreement as modified and amended, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors’ obligations under  the Credit Agreement, the Guaranty or the other Loan Documents.

6.                                       Representations and Warranties.  Borrower and Guarantors represent and warrant to the Lenders and Administrative Agent as follows:

(a)                                  Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and the Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons.

(b)                                 Enforceability.  This Amendment constitutes the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)                                  Approvals.  The execution, delivery, and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)                                 Reaffirmation.  The representations and warranties made in the Loan Documents by and with respect to Borrower or the Guarantors are true and correct in all material respects as if such representations and warranties were made as of the date hereof.

7.                                       No Default.  By execution hereof, each of the Borrower and Guarantors certify that it is and will be in compliance with all of its respective covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8.                                       Waiver of Claims.  Borrower and Guarantors acknowledge, represent, and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or any acts or omissions of Administrative Agent or any of the Lenders, or any past or present officers, agents or employees of Administrative Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.                                       Ratification.  Except as hereinabove set forth, all terms, covenants, and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

10.                                 Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

11.                                 Effectiveness of Amendment.  This Amendment shall be effective upon the execution and delivery hereof by Borrower, Guarantors, Administrative Agent and the Required Lenders.

12.                                 Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13.                                 Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

[CORPORATE SEAL]

GUARANTORS:

NEW PLAN REALTY TRUST, a Massachusetts business trust

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

EXCEL REALTY TRUST-ST, INC., a Delaware corporation

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

[CORPORATE SEAL]

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

NEW PLAN FACTORY MALLS, INC., a Delaware corporation

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

[CORPORATE SEAL]

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	CA New Plan Asset, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John Roche
	Name:	John Roche
	Title:	EVP & CFO

[CORPORATE SEAL]

EXCEL REALTY TRUST – NC, a North Carolina general partnership

By:	NC Properties #1 Inc., a Delaware corporation, its managing Partner

	By:	/s/ John Roche
	Name:	John Roche
	Title:	EVP & CFO

[CORPORATE SEAL]

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

NP OF TENNESSEE, L.P., a Delaware limited partnership

By:	New Plan of Tennessee, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John Roche
	Name:	John Roche
	Title:	EVP & CFO

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ John Roche
	Name:	John Roche
	Title:	EVP & CFO

[CORPORATE SEAL]

By:	ERT Pointe Orlando, Inc., a New York corporation, general partner

	By:	/s/ John Roche
	Name:	John Roche
	Title:	EVP & CFO

[CORPORATE SEAL]

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

CA NEW PLAN FLOATING RATE PARTNERSHIP, L.P., a Delaware limited partnership

By:	CA NEW PLAN FLOATING RATE SPE, INC., a Delaware corporation, its sole general partner

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ John Roche
Name:	John Roche
Title:	EVP & CFO

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

LENDERS AND AGENTS:

FLEET NATIONAL BANK, a national banking association, individually and as Administrative Agent

By:	/s/ Bill Lamb
Name:	Bill Lamb
Title:	Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

CITICORP NORTH AMERICA, INC., individually and as Co-Managing Agent

By:	/s/ Michael Chiopak
Michael Chiopak
Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

BANK OF AMERICA, N.A., individually and as Co-Documentation Agent

By:	/s/ Michael Edwards
Michael Edwards
Managing Director

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

BANK ONE, NA, individually and as Co- Syndication Agent

By:	/s/ Robert Rulla
Robert Rulla
Assistant Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, a national banking association, individually and as Co-Managing Agent

By:	/s/ John C. Scott
John C. Scott
Assistant Vice-President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

THE BANK OF NEW YORK, individually and as Co-Syndication Agent

By:	/s/ Rick Laudisi
Name: Rick Laudisi
Title: Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

WELLS FARGO BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Christopher B. Wilson
Christopher B. Wilson
Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Ming-Hsien Lin
Ming-Hsien Lin
Senior Vice President and General Manager

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

SUNTRUST BANK

By:	/s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Gary Solomon
Name: Gary Solomon
Title: Vice President

By:	/s/ Marc G. Cooper
Name: Marc G. Cooper
Title: Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas Nastarowicz
Thomas Nastarowicz
Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

COMPASS BANK, an Alabama corporation

By:	/s/ Luke J. Nolan
Luke J. Nolan
Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

CITIZENS BANK OF RHODE ISLAND

By:	/s/ Craig E. Schermerhorn
Name: Craig E. Schermerhorn
Title: Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement

CHEVY CHASE BANK, F.S.B.

By:	/s/ Eric Lawrence
Name: Eric Lawrence
Title: Group Vice President

Signature Page to New Plan Second Amendment to $350MM Revolving Credit Agreement